UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2020

FTS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 862-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on August 22, 2020, FTS International, Inc. (the “Company”), FTS International Services, LLC, and FTS International Manufacturing, LLC (collectively with the Company, the “Company Parties”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with (i) certain holders (the “Consenting Noteholders”) of the Company’s 6.25% senior secured notes due May 1, 2022 (the “Secured Notes”) and (ii) certain lenders (together with the Consenting Noteholders, the “Consenting Creditors”) under that certain credit agreement, dated as of April 16, 2014, by and among the Company, the lenders party thereto and Wilmington Savings Fund Society, FSB, as successor administrative agent, as amended, restated, amended and restated, modified, or supplemented from time to time (the “Term Loan Agreement”).

On September 4, 2020, the Company Parties entered into an Amended and Restated Restructuring Support Agreement (the “Amended and Restated Restructuring Support Agreement”) with the Consenting Creditors which, among other things, provides for (i) certain modifications to the Consenting Creditors’ consent rights with respect to the use of cash collateral, (ii) the payment of fees to certain lenders under the Term Loan Agreement and (iii) the sharing of draft documents with certain of the Consenting Creditors’ advisors. Upon entry into the Amended and Restated Restructuring Support Agreement, the Consenting Creditors represent approximately 87.33% of combined outstanding principal amount of Secured Notes and loans under the Term Loan Agreement.

The Company continues to engage in constructive conversations with the Consenting Creditors and their advisors with respect to a Permitted Alternative Restructuring (as defined in the Amended and Restated Restructuring Support Agreement) and the parties intend to further amend and restate the Amended and Restated Restructuring Support Agreement when such terms are agreed.

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Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements identified by words such as “could,” “should,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “potential,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods. Forward-looking statements are based on the Company’s current expectations and assumptions regarding capital market conditions, the Company’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, the Company’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to satisfy the Solicitation Condition (as defined in the Restructuring Support Agreement); consummation of the Restructuring Transactions (as defined in the Restructuring Support Agreement); the Company’s ability to obtain bankruptcy court approval with respect to motions or other requests made to the bankruptcy court; the ability of the Company to negotiate, develop, confirm and consummate a Chapter 11 plan of reorganization; the Company’s ability to comply with the milestones set forth in the Restructuring Support Agreement; the effects of the cases commenced under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) on the Company’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on the Company’s business and the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; increased levels of employee attrition during the Chapter 11 Cases; further declines in domestic spending by the onshore oil and natural gas industry; continued volatility in oil and natural gas prices; the effect of a loss of, financial distress of, or decline in activity levels of, one or more significant customers; actions of the Organization of the Petroleum Exporting Countries, or OPEC, its members and other state-controlled oil companies relating to oil price and production controls; the Company’s inability to employ a sufficient number of key employees, technical personnel and other skilled or qualified workers; the price and availability of alternative fuels and energy sources; the discovery rates of new oil and natural gas reserves; the availability of water resources, suitable proppant and chemicals in sufficient quantities and pricing for use in hydraulic fracturing fluids; uncertainty in capital and commodities markets and the ability of oil and natural gas producers to raise equity capital and debt financing; the Company’s ability to manage the maturities of its Term Loan Agreement and Secured Notes; ongoing and potential securities litigation and other litigation and legal proceedings, including arbitration proceedings and the Company’s dispute with Covia Holdings Corporation regarding a terminated supply agreement; the Company’s ability to participate in consolidation opportunities within its industry; the ability to successfully manage the economic and operational challenges associated with a disease outbreak, including epidemics, pandemics, or similar widespread public health concerns, including the COVID-19 pandemic; the ultimate geographic spread, duration and severity of the COVID-19 outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain such outbreak or treat its impact ; the ultimate duration and impact of geopolitical events that adversely affect the price of oil, including the Saudi-Russia price war earlier this year; and a deterioration in general economic conditions or a weakening of the broader energy industry. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, except as required by law.

When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The risk factors and other factors noted in the Company’s filings with the SEC could cause the Company’s actual results to differ materially from those contained in any forward-looking statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS INTERNATIONAL, INC.

By:	/s/ Jennifer Keefe
Name: Jennifer Keefe
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: September 8, 2020

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